Exhibit 99.2

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

EXECUTIVE STOCK OPTION AGREEMENT – UNITED KINGDOM

Unless otherwise defined herein, the terms defined in the Dolby Laboratories, Inc. 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Participant:

Address:

Participant has been granted an Option, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number	__________________________________

Date of Grant	__________________________________

Vesting Commencement Date	__________________________________

Exercise Price per Share	$_________________________________

Total Number of Shares Granted	__________________________________

Total Exercise Price	$_________________________________

Type of Option:	Unapproved Option

Term/Expiration Date:	__________________________________

Vesting Schedule:

Subject to Participant continuing to be a Service Provider and other limitations set forth in the Plan and this Option Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Date of Vesting	Total Number of Shares Vested	Percent Vested
25%
50%
75%
100%

Termination Period:

This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for one (1) year after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above.

II.	AGREEMENT

A.	Grant of Option.

The Administrator hereby grants to Participant named in the Notice of Stock Option Grant (the “Notice of Grant”) an Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference, and this Option Agreement. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

B.	Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by (i) delivery of an exercise notice, in the form and manner determined by the Administrator, or (ii) following an electronic or other exercise procedure prescribed by the Administrator, which in either case shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan (including the joint election pursuant to Section F). Participant shall provide payment of the aggregate Exercise Price as to all Exercised Shares at the time of exercise, together with any applicable income taxes, national insurance contributions (including the Secondary Class 1 National Insurance Contributions that may arise in connection with this Option pursuant to the election to be entered into pursuant to Section F) or any other withholding taxes arising in connection with such exercise. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed exercise notice or completion of such exercise procedure, as the Administrator may determine in its sole discretion, accompanied by such aggregate Exercise Price and any applicable withholding taxes.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes, the Exercised Shares shall be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

C.	Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:

1. to the extent permitted by Applicable Law, by cash, check or cash equivalent;

2. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

3. surrender of other Shares, provided Shares acquired from the Company (i) have been owned by the Optionee and not subject to substantial risk of forfeiture for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

4. any other methods approved by the Administrator and permitted by Applicable Laws.

D.	Transferability of Option.

This Option shall not be transferable in any manner (including without limitation, sale, alienation, anticipation, pledge, encumbrance, or assignment) other than, (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon the death of the Participant, (iii) by delivering written notice to the Company, in a form acceptable to the Company (including such representations, warranties and indemnifications as the Company shall require the Participant to make to protect the Company’s interests and ensure that this Option has been transferred under the circumstances approved by the Company), by gift to a Participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship with the Participant due to adoption, any person sharing the Participant’s household (other than a tenant or employee), a foundation in which these persons or the Participant control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. A transfer to an entity in which more than fifty percent of the voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity is specifically included as a permissible type of transfer. In addition, a transfer to a trust created solely for the benefit (i.e., the Participant and/or any or all of the foregoing persons hold more than 50 percent of the beneficial interest in the trust) of the Participant and/or any or all of the foregoing persons is also a permissible transferee, or (iv) such other transferees as may be authorized by the Board in its sole and absolute discretion. During the Participant’s life this Option is exercisable only by the Participant or a transferee satisfying the above conditions. Except in the event of the Participant’s death, upon transfer of an Option to any or all of the foregoing persons, the Participant is liable for any and all taxes due upon exercise of those transferred Options. At no time will a transferee who is considered an affiliate under Rule 144(a)(1) be able to sell any or all such Stock without complying with Rule 144. The right of a transferee to exercise the transferred portion of this Option shall terminate in accordance with the Participant’s right of exercise under this Option and is further subject to such representations, warranties and indemnifications from the transferee that the Company requires the transferee to make to protect the Company’s interests and ensure that this Option has been transferred under the circumstances approved by the Company. Once a portion of an Option is transferred, no further transfer may be made of that portion of the Option.

E.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

F.	Taxes.

1. In the event that any taxes and/or social security contributions (“PAYE”) which the Company or a Subsidiary employing Participant would be required to account for to the United Kingdom Inland Revenue or other taxation authority, becomes due on the exercise or grant of an Option the Option shall not be deemed to be granted or may not be exercised unless:

(a) the Company or the relevant or a Subsidiary employing Participant, is able to deduct an amount equal to the whole of the PAYE liability from the Participant’s net pay for the relevant pay period; or

(b) the Participant has paid to the Company or a Subsidiary employing Participant an amount equal to the PAYE liability; or

(c) the sum of the amount that the Participant has paid to the Company or a Subsidiary employing Participant in respect of the Company or the relevant Subsidiary’s obligation to satisfy the PAYE liability and the total amount that the relevant company is able to deduct from the Participant’s net pay for the relevant pay period is equal to or more than the PAYE liability; or

(d) the Participant has given irrevocable instructions to the Company’s brokers (or any other person acceptable to the Company) for the sale of sufficient Shares acquired on the exercise of the Option to realize an amount equal to the PAYE liability and the payment of the PAYE liability to the Company or a Subsidiary employing Participant; or

(e) the Administrator determines otherwise.

Furthermore, no Option shall be exercisable until such time as a Participant jointly elects and agrees that the Secondary Class 1 national insurance that becomes due in the United Kingdom on the exercise, assignment, release or cancellation of the Option (whether in whole or in part) pursuant to Section 4(4)(a) of the Social Security Contributions and Benefits Act 1992 (the “SSCBA 1992”) shall be transferred to the Participant as permitted by Paragraph 3B of Schedule 1 to the SSCBA 1992, if so requested.

G.	Acknowledgements.

1. Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

2. The Company (and not Participant’s employer) is granting the Option. The Company will administer the Plan from outside Participant’s country of residence and that United States of America law will govern all Options granted under the Plan.

3. That benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. The benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(a) the loss or diminution in value of such rights under the Plan, or

(b) Participant ceases to have any rights under, or ceases to be entitled to any rights under the Plan as a result of such termination.

4. The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time to amend, suspend or terminate the Plan.

5. The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

6. Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Company.

7. Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English.

H.	Data Protection.

1. In order to facilitate the administration of the Plan, it will be necessary for Subsidiary employing Participant (or its payroll administrators) to collect, hold and process certain personal information about Participant and to transfer this data to the Company and to certain third parties such as brokers with whom Participant may elect to deposit any share capital under the Plan. Participant consents to the Subsidiary employing Participant (or its payroll administrators) collecting, holding and processing its personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

2. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that Participant’s personal data continues to be adequate protected and securely held.

3. Participant understands that Participant may, at any time, view its personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Stock Administration Department of the Company (but acknowledges that without the use of such data it may not be practicable for Subsidiary employing Participant and the Company to administer Participant’s involvement in the Plan in a timely fashion or at all and this may be detrimental to Participant.

I.	Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. The joint election pursuant to Section F is governed by the laws of England and Wales.

J.	NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE NOTICE OF GRANT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S (OR PARENT’S OR SUBSIDIARY’S) RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s signature and the signature of the Company’s representative, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

PARTICIPANT:	DOLBY LABORATORIES, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

EXERCISE NOTICE

Dolby Laboratories, Inc.

100 Potrero Avenue

San Francisco, CA 94103-4813

Attention: Chief Financial Officer

1. Exercise of Option. Effective as of today,                         ,             , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Dolby Laboratories, Inc. (the “Company”) under and pursuant to the 2005 Stock Plan (the “Plan”) and the Award Agreement dated,                  (the “Award Agreement”). The purchase price for the Shares shall be $            , as required by the Award Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 15 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	DOLBY LABORATORIES, INC.

Signature	By

Print Name	Its

Address:	Address:

DOLBY LABORATORIES, INC. 100 Potrero Avenue San Francisco, CA 94103-4813

Date Received